TCW Galileo
Funds, Inc.

This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., (the "Fund") each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Value Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

November 1, 2000


[LOGO OF TCW GALILEO FUNDS, INC.]
Table of Contents

                                                                            Page
General Fund Information
Investment Objectives and Principal Strategies.............................   2

Principal Risks............................................................   2

Performance Summary........................................................   3

Fund Expenses and Expense Example..........................................   5



TCW Galileo Value Opportunities Fund
Investment Objectives/Approach.............................................   6
Main Risks.................................................................   7
Risk Considerations........................................................   8
Management of the Fund.....................................................  12
Multiple Class Structure...................................................  13



Your Investment
Account Policies and Services..............................................  14
To Open an Account/To Add to an Account....................................  17
To Sell or Exchange Shares.................................................  18
Distributions and Taxes....................................................  19
Financial Highlights.......................................................  20

For More Information.......................................................  21

General Fund Information

Investment Objectives and Principal Strategies

TCW Galileo Funds, Inc.  Investment Objectives  Principal Investment Strategies
-------------------------------------------------------------------------------
TCW Galileo Value        Long-term capital      Invests in equity
Opportunities Fund       appreciation           securities of
                                                companies with market
                                                capitalizations
                                                between $500 million
                                                and $5 billion.

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as the Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 . MARKET RISK

  There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 . SECURITIES SELECTION RISK

  There is the possibility that the specific securities held in the Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 . PRICE VOLATILITY

 There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The Fund may also be subject (in varying degrees) to the following risks:

 . LIQUIDITY RISK

 There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund is subject to liquidity risk because it invests primarily in securities of medium- and small-sized companies.

 . FOREIGN INVESTING RISK

 There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. The Fund is subject to foreign investing risk because it may invest in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 8. The Fund is non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, the Fund's exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The bar chart and table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year and how the Fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The performance information includes performance of a predecessor limited partnership of the Fund which was managed by an affiliate of TCW Investment Management Company using the same investment strategy as the Fund's. The performance of the partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended, its performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

The bar chart and table show performance of the Fund's Institutional Class I Shares, which are offered in a different prospectus. This is because the Fund has not offered Class N shares for a full calendar year. Although Class N and Institutional Class I shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class N performance would be lower than Institutional Class performance because of the higher expenses paid by Class N shares.

[GRAPH APPEARS HERE]

 *The Fund's total return for the period January 1, 2000 to September 30, 2000 is 28.99%

            Best and worst quarterly performance during this period


   Fund                                  Performance
------------------------------------------------------
  . Value Opportunities Fund
    Quarter ended December 31, 1998     28.55% (Best)
    Quarter ending September 30, 1998  -21.03% (Worst)

  Average annual total
  return as of
  December 31, 1999           1 year  5 years From Inception
------------------------------------------------------------
  . Value Opportunities Fund  25.06%    N/A       15.86%
------------------------------------------------------------
    Wilshire Mid-Cap 750      26.65%    N/A       18.84%

------------------------------------------------------------
    Russell MidCap Value      (0.10)%   N/A       17.56%



Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

FEE TABLE

                                                                    TCW Galileo
                                                                       Value
                                                                   Opportunities
                                                                       Fund
                                                                   -------------
Shareholder Transaction Fees
1) Redemption Fees................................................     None
2) Exchange Fees..................................................     None
3) Contingent Deferred Sales Load.................................     None
4) Sales Load on Reinvested Dividends.............................     None
5) Sales Load on Purchases........................................     None

Annual Fund Operating Expenses
   Management Fees................................................     0.80%
   Distribution (12b-1) Fees......................................     0.25%
   Other Expenses.................................................     0.46%
   Total Annual Fund Operating Expenses...........................     1.51%

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

1 Year        3 Years   5 Years   10 Years
------------------------------------------
  $154         $477       $823     $1,802

TCW Galileo Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities of companies with market capitalizations between $500 million and $5 billion. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.

Concepts to understand               In managing the Fund's investments, the
----------------------               Adviser looks to invest the Fund's assets
                                     in the equity securities of companies
Undervalued Assets: When a           that are in one or more of the following
company's securities are selling     situations:
below probable liquidation
values, net working capital or       .have undervalued assets
tangible book value.
                                     .have undervalued growth potential

Undervalued Growth Potential:        .are in a turnaround situation
When a company has a strong
potential growth rate and a          .are emerging growth companies
strong balance sheet but has
securities selling at less than a    The Adviser also utilizes fundamental
market multiple (based on            analysis on each company. This includes a
normalized earnings) and/or a        review of available financial
price earnings multiple at a         information, company visits and
discount to its peer group of        management interviews.
companies.

Turnaround Situation: When a         Investments will be sold for reasons such
company has a sound balance sheet    as when it is judged by the Adviser that
but has securities that are          a company will not achieve anticipated
selling at a significant market      results or when the investment becomes
discount to the Adviser's            fully valued.
estimate of the company's 24
month sustainable earnings.          The Fund seeks to earn additional income
                                     by making loans of its portfolio
Emerging Growth Company: When a      securities to brokers, dealers and other
company has the potential for a      financial institutions. The loans will be
significant annual growth rate, a    secured at all times by cash and liquid
proprietary product and/or pre-      high grade debt obligations. As with any
eminent market position, with a      extension of credit, there are risks of
price/earnings multiple of           delay in recovery and in some cases even
generally not more than half the     loss of rights in the collateral should
expected growth rate.                the borrower fail financially.

                                     The Fund may engage in active trading of portfolio securities which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                                     Nicholas F. Galluccio and Susan I.
                                     Schottenfeld are the Fund's portfolio
                                     managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Exchange or other regulatory restrictions on trading volume can also affect price and liquidity.

                                     Prices of most securities tend to be more
General Investment Risk              volatile in the short-term. Therefore an
-----------------------              investor who trades frequently or redeems
Since shares of the Fund             in the short-term is more likely to incur
represent an investment in           a loss than an investor who holds
securities with fluctuating          investments for the longer term. The
market prices, the value of the      fewer the number of issuers in which the
Fund's shares will vary as the       Fund invests, the greater the potential
value of the Fund's portfolio        volatility of its portfolio.
securities increases or
decreases. Therefore, the value      The Adviser may temporarily invest up to
of an investment in the Fund         100% of the Fund's assets in high quality
could go down as well as up.         short-term money market instruments if it
                                     believes adverse economic or market
                                     conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Foreign Investing                    Investment in foreign securities involves
-----------------                    special risks in addition to the usual

Investing in foreign securities      risks inherent in domestic investments.
involves risks in addition to the    These include: political or economic
risks associated with domestic       instability; the unpredictability of
securities. An additional risk is    international trade patterns; the
currency risk. While the price of    possibility of foreign governmental
the Fund's shares is quoted in       actions such as expropriation,
U.S. dollars, the Fund generally     nationalization or confiscatory taxation;
converts U.S. dollars to a           the imposition or modification of foreign
foreign market's local currency      currency or foreign investment controls;
to purchase a security in that       the imposition of withholding taxes on
market. If the value of that         dividends, interest and gains; price
local currency falls relative to     volatility; and fluctuations in currency
the dollar, the U.S. dollar value    exchange rates. These risks are more
of the foreign currency will         pronounced in emerging market countries.
decrease.

                                     As compared to U.S. companies, foreign
                                     issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                                   Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

Non-Diversified Status             The Fund is non-diversified for 1940 Act
----------------------             purposes and as such may invest a larger
Because a relatively higher        percentage of its assets in individual
percentage of the non-             issuers than a diversified investment
diversified Fund's assets may be   company. In this regard, the Fund is not
invested in the securities of a    subject to the general limitation that is
limited number of issuers, the     not invest more than 5% of its total assets
Fund may be more susceptible to    in the securities of any one issuer. To the
any single economic, political     extent the Fund makes investments in excess
or regulatory occurrence than a    of 5% of its assets of its assets in a
diversified fund.                  particular issuer, its exposure to credit
                                   and market risks associated with that
                                   issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

European Economic and Monetary     The Fund may invest in European countries
------------------------------     that have agreed to enter into the European
Union                              Monetary Union (EMU). EMU is an effort by
-----                              certain European countries to, among other
Many European countries have       things, reduce barriers between countries
adopted or are in the process of   and eliminate fluctuations in their
adopting a single European         currencies. Among other things, EMU
currency referred to as the        establishes a single European currency (the
euro. The consequences of the      euro), which was introduced on January 1,
euro conversion are unclear and    1999 and is expected to replace the
may adversely affect the value     existing national currencies of all initial
and/or increase the volatility     EMU participants by July 1, 2002. Upon
of securities held by the Fund.    introduction of the euro, certain
                                   securities

                                   (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

                                   Like other investment companies and
                                   business organizations, including the
                                   companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Fund

Investment Adviser

The Fund's investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of September 30, 2000, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $85 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

 Portfolio Manager(s)  Business Experience During Last Five Years*
---------------------------------------------------------------------------

 Nicholas F. Galluccio Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.
 Susan I. Schottenfeld Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Fund has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund's business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it an annual management fee at the rate of 0.80% of the Fund's average net asset value.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

The Fund offers two classes of shares, Institutional Class I shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and generally give you the same voting, dividend, liquidation and other rights. The Institutional Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund's distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in the Fund. Your price for the Fund's shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent generally prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums

Initial          IRA                 Additional
-----------------------------------------------
$2,000           $500                   $250

TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

Automatic Investment Plan ($100 minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 . amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call
(800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem the Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts             The Fund restricts excessive trading
------------------------             (usually defined as more than four
The Fund also reserves the right     exchanges out of the Fund within a
to make a "redemption in kind"--     calendar year). You are limited to one
payment in portfolio securities      exchange of shares in the same Fund
rather than cash--if the amount      during any 15-day period except investors
you are redeeming in any 90-day      in 401(k) and other group retirement
period is large enough to affect     accounts, investors who purchase shares
Fund operations (for example, if     through certain broker dealers, and asset
it equals more than $250,000 or      allocation accounts managed by the
represents more than 1% of a         Adviser or an affiliate. The Fund
Fund's assets).                      reserves the right to:

                                     . refuse any purchase or exchange request
                                       that could adversely affect the Fund or
                                       its operations, including those from
                                       any individual or group who, in the
                                       Fund's view, are likely to engage in
                                       excessive trading

                                     . change or discontinue its exchange
                                       privilege, or temporarily suspend this
                                       privilege during unusual market
                                       conditions

                                     . delay sending out redemption proceeds
                                       for up to seven days (generally applies
                                       only in cases of very large
                                       redemptions, excessive trading or
                                       during unusual market conditions).

      TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT
---------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.
Mail your New Account Form and
a check made payable to TCW
Galileo Value Opportunities
Fund to:

       Via Regular Mail
TCW Galileo Funds, Inc.                     (Same, except that you should include a note specifying
DST Systems, Inc.                           the Fund name, your account number, and the name(s)
P.O. Box 419951                             your account is registered in.)
Kansas City, MO 64141-6951

  Via Express, Registered or
        Certified Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
---------------------------------------------------------------------------------------------------
By Telephone

Please contact the Investor
Relations Department at
(800) FUND TCW [386-3829] for a
New Account Form.

Wire: Have your bank send your   (Same)
investment to:

United Missouri Bank of Kansas
City, N.A.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Value
Opportunities Fund
(Name on the Fund Account)
(Fund Account Number)

---------------------------------------------------------------------------------------------------
Via Exchange

Call the Transfer Agent at
(800) 248-4486. The new account
will have the same registration
as the account from which you
are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

   TO SELL OR EXCHANGE SHARES
------------------------------------------------------------------
By Mail

Write a letter of instruction                To reach the Transfer Agent at
that includes:                               DST Systems, Inc., call toll free
                                             in the U.S. (800) 248-4486
 . Your name(s) and signature(s)              Outside the U.S.
  as they appear on the account              (816) 843-7166 (collect)
  form
 . Your account number
 . The Fund name
 . The dollar amount you want to
  sell or exchange
 . How and where to send the
  proceeds

-----------------------------------------
Obtain a signature guarantee or
other documentation, if required
(see "Account Policies and
Services--Selling Shares").

Mail your letter of instruction
to:

        Via Regular Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

   Via Express, Registered or
         Certified Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

-----------------------------------------
By Telephone

Be sure the Fund has your bank
account information on file. Call
the Transfer Agent at (800) 248-
4486 to request your Transaction.
Proceeds will be wired to your
bank.

Telephone redemption requests
must be for a minimum of $1,000.

-----------------------------------------
Systematic Withdrawal Plan: Call
(800) 248-4486 to request a form
to add the plan. Complete the
form, specifying the amount and
frequency of withdrawals you
would like.

Be sure to maintain an account
balance of $2,000
or more. Systematic Withdrawal
plans are subject to a minimum
annual withdrawal of $500.

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial data included in the table below have been derived from financial statements of the Institutional Class I shares of the Fund. Because the Class N Shares is a new class and did not commence operations until November 1, 2000 there are no financial data to be presented in this Prospectus for the Class N Shares. The figures for the periods ended October 31 have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request. This information should be read in conjunction with the Fund's latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Class I shares a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Class I shares of the Fund, a copy of which may also be obtained at no charge by calling the Fund.

TCW Galileo Value Opportunities Fund

                                                                             November 3, 1997
                                                    6 Months                 (Commencement of
                                                     Ended                     Operations)
                                                     April       Year Ended      through
                                                      30,        October 31,   October 31,
                                                    2000/3/         1999           1998
                                               ----------------------------------------------
Per-Share Data
Net asset value, beginning of period                $ 11.23        $  9.24       $ 10.00
                                               ----------------------------------------------
Investment operations:                                   --
 Investment income (loss)--net                         0.01          (0.01)           --
 Net realized and unrealized gain (loss) on
  investments                                          2.59           2.00         (0.75)
                                               ----------------------------------------------
Total from investment operations                       2.60           1.99         (0.75)
                                               ----------------------------------------------
Distributions:
 Dividends from net investment income                    --             --            --
 Dividends from net realized gains on investments     (1.21)            --            --
 Dividends in excess of net investment income            --             --         (0.01)
                                               ----------------------------------------------
Total Distributions                                   (1.21)            --         (0.01)
                                               ----------------------------------------------
Net asset value, end of period                      $ 12.62        $ 11.23       $  9.24
                                               ----------------------------------------------
Total return (%)                                      25.09%/4/      21.54 %       (7.49)%/1/
Ratios/Supplemental Data Net assets, end of period
(in thousands)                                      $33,838        $30,238       $28,634
Ratio of expenses to average net assets                1.22%/2/       1.18 %        1.16 %/2/
Ratio of net income (loss) to average net assets       0.11%/2/      (0.10)%        0.05 %/2/
Portfolio turnover rate                               67.22%/4/     140.07 %       97.30 %/1/

/1/For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.

/2/Annualized.

/3/Unaudited.

/4/For the six months ended April 30, 2000 and not indicative of a full year's operating results.

For More Information

For all shareholder account          TCW Galileo Funds, Inc.
information such as transactions
and account inquiries:               SEC file number: 811-7170
Call (800) 248-4486
                                     More information on the Fund is available
For information regarding the TCW    free upon request, including the follow-
Galileo Funds, Inc.:                 ing:
Call (800) FUND TCW (386-3829)
                                     Annual/Semi-Annual Report

In writing:                          Describes the Fund's performance, lists
TCW Galileo Funds, Inc.              portfolio holdings and contains a letter
c/o DST System, Inc.,                from the Fund's portfolio manager
P.O. Box 419951                      discussing recent market conditions,
Kansas City, MO 64141-6951           economic trends and Fund strategies.

On the Internet:                     Statement of Additional Information (SAI)
TCW GALILEO FUNDS, INC.
www.tcwgalileofunds.com              Provides more details about the Fund and
                                     its policies. A current SAI is on file
You may visit the SEC's website      with the Securities and Exchange
at www.sec.gov to view text only     Commission (SEC) and is incorporated by
versions of Fund documents filed     reference and is legally considered part
with the SEC. You can also obtain    of this prospectus.
copies by visiting the SEC's
Public Reference Room in
Washington, DC (1-800-SEC-0330)
or by sending your request and a
duplicating fee to the SEC's
Public Reference Section, 450
Fifth Street, N.W., Washington,
DC 20549-6009 or by electronic
request at the following e-mail
address: www.publicinfo@sec.gov.